UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2025

Cushman & Wakefield Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-38611	98-1896559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street

Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

+1 441 298 3300

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, Cushman & Wakefield Ltd. (the “Company,” “we,” “our” and “us”) will host an investor day on December 4, 2025 in New York City, which will be broadcast live via webcast accessible from the Company’s Investor Relations website at http://ir.cushmanwakefield.com. Presentation materials will also be posted on this website at the start of the event. At this event, Company officials expect to disclose the following information.

Value Creation Framework Targets for Fiscal Year 2026 - 2028 (non-GAAP). From 2026 through 2028, the Company expects:

•	annual adjusted earnings per share growth between 15-20%;

•	organic fee revenue growth between 6-8%;

•	free cash flow conversion between 60-80%;

•	adjusted EBITDA margin improvement of +150bps by YE 2028; and

•	net debt leverage of 2x by YE 2028.

Net Debt Leverage Target. The Company expects a net debt leverage ratio of 3.2x by YE 2025.

Strong Free Cash Flow. Through 2028, the Company expects a free cash flow conversion target of 60-80% that is expected to translate to ~$800 million in cumulative free cash flow starting in 2026.

Expanding and Retaining Client Relationships. By 2028 the Company is targeting:

•	cross-sell fee revenue growth of 200%; and

•	services client retention rate of 96%.

Potential of Platform Transformation:

•	Client Expansion. +10% increase in Services client expansion has the potential to result in ~$200 million in fee revenue.

•	Client Retention. +5% improvement in Services client retention has the potential to result in ~$125 million in fee revenue.

•	Win Rate. +10% increase in win rate on large contracts has the potential to result in ~$200 million in fee revenue.

•	Productivity. +10% increase in broker productivity has the potential to result in ~$350 million in fee revenue.

Adjusted earnings per share, free cash flow conversion, net debt, and Adjusted EBITDA margin are non-GAAP financial measures. The Company has not reconciled the forward-looking Adjusted earnings per share, free cash flow conversion, net debt, and Adjusted EBITDA margin financial targets included in this Current Report on Form 8-K (this “Report”) to the most directly comparable GAAP (as defined below) measures because this cannot be done without unreasonable effort due to the variability, nonrecurring nature, and low visibility with respect to the potential adjustments to the measures set forth herein. These items have not yet occurred and/or cannot be reasonably predicted. The Company expects the variability of these items to have a potentially unpredictable, and a potentially significant, impact on our future financial results presented under generally accepted accounting principles in the U.S. (“GAAP”).

Cautionary Note on Forward-Looking Statements

All statements in this Report other than historical facts are forward-looking statements, which rely on a number of estimates, projections and assumptions concerning future events. Such statements are also subject to a number of uncertainties and factors outside the Company’s control. Such factors include, but are not limited to, disruptions in general macroeconomic conditions and global and regional demand for commercial real estate; our ability to attract and retain qualified revenue producing employees and senior management; our ability to preserve, grow and leverage the value of our brand; the concentration of business with specific corporate clients; our ability to maintain and execute our information technology strategies; interruption or failure of our information technology, communications systems or data services; our vulnerability to potential breaches in security or other threats related to our information systems; our ability to comply with cybersecurity and data privacy regulations and other confidentiality obligations; the extent to which infrastructure disruptions may affect our ability to provide our services; our ability to compete globally, regionally and locally; the failure of our acquisitions and investments to perform as expected or the lack of future acquisition opportunities; the potential impairment of our goodwill and other intangible assets; our ability to comply with laws and regulations and any changes thereto; changes in tax laws or tax rates and our ability to make correct determinations in complex tax regimes; the failure of third parties performing on our behalf to comply with contract, regulatory or legal requirements; risks associated with climate change, environmental reporting obligations and other environmental conditions; risks associated with sociopolitical polarization; social, geopolitical and economic risks associated with our international operations; foreign currency volatility; the seasonality of significant portions of our revenue and cash flow; restrictions imposed on us by the agreements governing our indebtedness; our amount of indebtedness and its potential adverse impact on our available cash flow and the operation of our business; our ability to incur more indebtedness; risks related to our capital allocation strategy including current intentions to not pay cash dividends; risks related to litigation; the fact that the rights of our shareholders differ in certain respects from the rights typically offered to shareholders of a Delaware corporation; the fact that U.S. investors may have difficulty enforcing liabilities against us or be limited in their ability to bring a claim in a judicial forum they find favorable in the event of a dispute; the possibility that Bermuda law and provisions in our Bye-Laws may have anti-takeover effects that could discourage an acquisition of us by others or require shareholder approval for certain capital structure decisions; and the risk that the Company’s redomicile to Bermuda may not result in the anticipated benefits to the Company and its shareholders. Should any the Company estimates, projections and assumptions or these other uncertainties and factors materialize in ways that the Company did not expect, there is no guarantee of future performance and the actual results could differ materially from the forward-looking statements in this Report, including the possibility that recipients may lose a material portion of the amounts invested. While the Company believes the assumptions underlying these forward-looking statements are reasonable under current circumstances, such assumptions are inherently uncertain and subjective and past or projected performance is not necessarily indicative of future results. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained in this Report, and nothing shall be relied upon as a promise or representation as to the performance of any investment. You are cautioned not to place undue reliance on such forward-looking statements or other information in this Report and should rely on your own assessment of an investment or a transaction. Any estimates or projections as to events that may occur in the future are based upon the best and current judgment of the Company as actual results may vary from the projections and such variations may be material. Any forward-looking statements speak only as of the date of this Report and, except to the extent required by applicable securities laws, the Company expressly disclaims any obligation to update or revise any of them, whether as a result of new information, future events or otherwise. Additional information concerning factors that may influence the Company’s results is discussed under “Risk Factors” in Part I, Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2024 and in its other periodic reports filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUSHMAN & WAKEFIELD LTD.

Date: December 4, 2025

/s/ Noelle J. Perkins
Noelle J. Perkins
Executive Vice President, Chief Legal Officer & Secretary